SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

BARRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19690 (Commission File Number)	94-2993326 (IRS Employer Identification No.)

2100 Milvia Street, Berkeley, California 94704-1113
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 548-5442

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Item 7. Financial Statements and Exhibits.

     Item 12. Results of Operations and Financial Condition.

SIGNATURES

Exhibit Index

Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated January 21, 2004 by Barra, Inc.

Item 12. Results of Operations and Financial Condition.

     On January 21, 2004, Barra, Inc. (“Barra” or the “Company”) issued a press release relating to the Company’s earnings for the quarter ended December 31, 2003, and including certain other information. A copy of the Company’s press release dated January 21, 2004 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company will discuss its third quarter results during a webcast and conference call today at 11:00 am Eastern Time. To access our webcast and conference call, please visit the CCBN website at www.fulldisclosure.com. Alternatively, you may link to the webcast from the “Investors” section of our website located at http://www.barra.com.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRA, INC

By:	/s/ Greg Stockett

Greg Stockett Chief Financial Officer

Date: January 21, 2004

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Exhibit Index

     The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by the Company on January 21, 2004.